P R O S P E C T U S
May 1, 2010

WRL FREEDOM WEALTH PROTECTORâ
              issued through
WRL Series Life Account
by
Western Reserve Life Assurance Co. of Ohio
Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
(727) 299-1800

Direct electronic, telephonic and facsimile transactions to the
Administrative Office:
(727) 299-1800 or 1-800-851-9777 (toll free)
Facsimile: 1-727-299-1648 (subaccount transfers only)
1-727-299-1620 (all other fax requests)
www.westernreserve.com
Send Claim Forms to the Administrative Office at:
P.O. Box 9008
Clearwater, FL 33758-9008

Send all payments made by check, and all other correspondence and notices to the Mailing Address:
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa 52499

A Joint Survivorship Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Wealth Protectorâ, a joint survivorship flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds Trust (the “Fidelity VIP Funds”) the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“FT VIP Trust”) (collectively, the “funds”). Please refer to the next page of this prospectus for the list of portfolios available to you under this Policy. Note: If your Policy was issued in the State of New Jersey before January 1, 2009, then you may not allocate your Policy’s cash value to the fixed account.

Investing in the Policy involves risk, including possible loss of premium.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

PORTFOLIOS AVAILABLE UNDER YOUR POLICY
Transamerica Series Trust:	Transamerica Series Trust (cont.):	ProFunds (cont.):
➢ Transamerica AEGON High Yield Bond VP* ➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP NASDAQ-100
➢ Transamerica Asset Allocation – Conservative VP*	➢ Transamerica JPMorgan Mid Cap Value VP*	➢ ProFund VP Oil & Gas
➢ Transamerica Asset Allocation – Growth VP*	➢ Transamerica Jennison Growth VP*	➢ ProFund VP Pharmaceuticals
➢ Transamerica Asset Allocation – Moderate Growth VP*	➢ Transamerica MFS International Equity VP	➢ ProFund VP Precious Metals
➢ Transamerica Asset Allocation – Moderate VP*	➢ Transamerica Money Market VP*	➢ ProFund VP Short Emerging Markets
➢ Transamerica Balanced VP	➢ Transamerica Morgan Stanly Mid- Cap Growth VP*	➢ ProFund VP Short International
➢ Transamerica BlackRock Large Cap Value VP	➢ Transamerica Multi Managed Large Cap Core VP*	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Clarion Global Real Estate Securities VP	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Short Small-Cap
➢ Transamerica Convertible Securities VP	➢ Transamerica Small/Mid Cap Value VP	➢ ProFund VP Small-Cap
➢ Transamerica Diversified Equity VP*	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Small-Cap Value
➢ Transamerica Efficient Markets VP	➢ Transamerica Third Avenue Value VP	➢ ProFund VP Telecommunications
➢ Transamerica Federated Market Opportunity VP	➢ Transamerica U.S. Government Securities VP	➢ ProFund VP UltraSmall-Cap
➢ Transamerica Focus VP*	➢ Transamerica WMC Diversified Growth VP*	➢ ProFund VP U.S. Government Plus
➢ Transamerica Foxhall Emerging Markets/Pacific Rim VP*	ProFunds:	➢ ProFund VP Utilities
➢ Transamerica Foxhall Global Conservative VP*	➢ ProFund VP Asia 30	Access One Trust:
➢ Transamerica Foxhall Global Growth VP*	➢ ProFund VP Basic Materials	➢ Access VP High Yield Fund
➢ Transamerica Foxhall Global Hard Asset VP*	➢ ProFund VP Bull	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Growth Opportunities VP	➢ ProFund VP Consumer Services	➢ Alliance Bernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Hanlon Balanced VP*	➢ ProFund VP Emerging Markets	Franklin Templeton Variable
➢ Transamerica Hanlon Growth and Income VP*	➢ ProFund VP Europe 30	Insurance Products Trust:
➢ Transamerica Hanlon Growth VP*	➢ ProFund VP Falling U.S. Dollar	➢ Franklin Templeton VIP Founding Funds Allocation Fund
➢ Transamerica Hanlon Managed Income VP*	➢ ProFund VP Financials	Fidelity Variable Insurance
➢ Transamerica Index 50 VP	➢ ProFund VP International	Products:
➢ Transamerica Index 75 VP	➢ ProFund VP Japan	➢ Fidelity VIP Contrafund® Portfolio*
➢ Transamerica International Moderate Growth VP*	➢ ProFund VP Mid-Cap	➢ Fidelity VIP Equity-Income Portfolio*
➢ Transamerica JPMorgan Core Bond VP	➢ ProFund VP Money Market*	➢ Fidelity VIP Growth Opportunities Portfolio*
➢ Fidelity VIP Index 500 Portfolio
* Please see the footnote for this portfolio in the section entitled “Western Reserve, the Separate Account, the Fixed Account and the Portfolios” in this prospectus.

Table of Contents

Policy Benefits/Risks Summary	2
Policy Benefits	2
Flexibility	2
Death Benefit	2
Cash Value	2
Investment Options	2
Tax Benefits	2
Risks of Your Policy	2
Fee Tables	2
Fee Tables for Policies Applied for On or After May 1, 2009	2
Fee Tables for Policies Issued Before January 1, 2009	2
Western Reserve	2
The Separate Account	2
The Fixed Account	2
The Portfolios	2
Charges and Deductions	2
Premium Expense Charge	2
Monthly Deductions	2
Mortality and Expense Risk Charge	2
Surrender Charge	2
Transfer Charge	2
Loan Interest Spread	2
Cash Withdrawal Charge	2
Taxes	2
Rider Charges	2
Portfolio Expenses	2
Revenue We Receive	2
The Policy	2
Ownership Rights	2
Assignment of Your Policy	2
Modifying the Policy	2
Purchasing a Policy	2
When Insurance Coverage Takes Effect	2
Group or Sponsored Policies (only available under Policies issued before May 1, 2003)	2
Policy Split Option	2
Policy Features	2
Premiums	2
Transfers	2
General	2
Disruptive Trading and Market Timing	2
Fixed Account Transfers	2
Conversion Rights	2
Dollar Cost Averaging	2
Asset Rebalancing Program	2
Third Party Asset Allocation Services	2
Policy Values	2
Cash Value	2
Net Surrender Value	2
Subaccount Value	2
Subaccount Unit Value	2
Fixed Account Value	2
Death Benefit	2
Death Benefit Proceeds	2
Death Benefit	2
Decreasing the Specified Amount	2
Payment Options	2
Surrenders and Cash Withdrawals	2
Surrenders	2
Cash Withdrawals	2
Canceling a Policy	2
Signature Guarantees	2
Loans	2
General	2
Interest Rate Charged	2
Loan Reserve Account Interest Rate Credited	2
Effect of Policy Loans	2
Policy Lapse and Reinstatement	2
Lapse	2
Federal Income Tax Considerations	2
Tax Status of the Policy	2
Tax Treatment of Policy Benefits	2
Other Policy Information	2
Settlement Options	2
Retained Asset Accounts	2
Benefits at Maturity	2
Payments We Make	2
Split Dollar Arrangements	2
Policy Termination	2
Supplemental Benefits (Riders)	2
Additional Information	2
Sending Forms and Written Requests in Good Order	2
Sale of the Policies	2
Legal Proceedings	2
Financial Statements	2
Table of Contents of the Statement of Additional Information	2
Glossary	2
Appendix A - Illustrations (for Policies Applied for On Or After May 1,2009)	2
Appendix A – Illustrations (for Policies Issued Before January 1, 2009)	2
Prospectus Back Cover	2

i

Policy Benefits/Risks Summary                                                                                                           WRL Freedom Wealth Protector®

This summary describes the Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General
·
The WRL Freedom Wealth Protector is a joint survivorship flexible premium variable life insurance policy.  The Policy insures two lives with a death benefit payable on the death of the surviving insured.  Joint insureds may be both males, both female or male and female.  The insured will be the surviving insured of the joint insureds stated in the Policy.

·
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

·	There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 15 Policy years.
·
You can invest your net premium in, and transfer your cash value to, subaccounts.  While allocated to subaccounts, your cash value will fluctuate with the daily performance of the portfolios in which the subaccount s invest.

·
The Policy’s cash value will increase or decrease depending on the investment performance of the sub-accounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).  Because returns are not guaranteed, the Policy is not suitable as a short-term investment savings vehicle.

·
You may place your money in the fixed account where it earns an interest rate declared in advance for a specific period (at least 4% annual interest if your Policy was issued before January 1, 2009 or 2% if your Policy was applied for after May 1, 2009), or in any of the subaccounts of the Separate Account which are described in this prospectus.  The fixed account is not available to you if your Policy was issued before January 1, 2009 in the State of New Jersey.

·	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.
·
Your Policy has a No Lapse Guarantee which means your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page, even if your net surrender value is too low to pay the monthly deductions, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, minus any accrued interest, and minus any decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The No Lapse Guarantee is discussed in more detail in the section entitled “Policy Lapse and Reinstatement” In this prospectus.

·	You select the specified amount of insurance coverage for your Policy. Our current minimum specified amount for a Policy is generally $100,000.
·	We offer two (2) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:
o	Band 1: $100,000 - $999,999
o	Band 2: $1,000,000 or more
·
You will have a “free-look period” once we deliver your Policy.  You may return the Policy during this period and receive a refund.  Please see “Canceling a Policy” for a description of the free-look period.

·
After the third Policy year and once each Policy year thereafter, you may change the death benefit option and/or decrease the specified amount.  A decrease in specified amount is limited to 20% of the specified amount before the decrease.  The new specified amount cannot be less than the minimum specified amount as shown in your Policy.  We do not allow increases in specified amount.  Please note: Changes in

·
specified amount will trigger changes in your cost of insurance charge, monthly per unit charge, premium expense charge, your guideline premium, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse period guarantee, and may have adverse federal tax consequences.  Any charges associated with a decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount” In this prospectus.

Flexibility
The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:
·	Choose the timing, amount and frequency of premium payments.
·	Change the Death Benefit Option
·	Decrease the Policy’s insurance coverage.
·	Transfer cash value among investment options available under the Policy.
·	Take a loan against the Policy.
·	Take a cash withdrawal or surrender the Policy.
Death Benefit
If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the terms of the Policy.  The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you choose, your Policy’s cash value, and any additional insurance provided by the riders that you purchase.  You may choose one of the following Death Benefit Options:

	Option A is the greatest of:

	>	the current specified amount; or
	>	A specific percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

	Option B is the greatest of:
	>	the current specified amount, plus the Policy's cash value on the date of the surviving insured's death; or
	>	A specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death; or
	>	the amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value
Cash value is the value of your Policy on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.

You can access your cash value in several ways:
·
Withdrawals – you can withdraw part of your Policy’s cash value once each year after the first Policy year.  Withdrawals are described in more detail in “Surrenders and Cash Withdrawals – Cash Withdrawals.”

·
Loans – you can take out a loan from the Policy using your Policy’s cash value as security.  The terms for any loans taken from your cash value will differ depending on the C.S.O. Table that was in effect at the time your Policy was issued.  Loans are described in more detail in the section of this prospectus entitled “Loans.”

·
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.  You can accumulate cash value in the fixed account and the subaccounts without paying any current income tax.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing.  We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Benefits

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should be excludable from the taxable income of the beneficiary.  You also will generally not be taxed on any part of your Policy’s cash value unless you take a cash withdrawal or a loan that is not repaid from your Policy. If your Policy is not a Modified Endowment Contract (“MEC”), you should not be deemed in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy or other distributions are made as described in the “Federal Income Tax Considerations” section of this prospectus. (Note: A MEC is a life insurance contract under the tax code under which funds that are withdrawn in the form of policy loans, cash withdrawals, assignments, and pledges are treated first as taxable income to the policyowner to the extent of gain then in the policy and then a non-taxable recovery of tax basis.)  Transfers between the subaccounts are not taxable transactions.  Please refer to “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning
This Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and /or other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.  Taking a withdrawal or surrendering your Policy may incur charges.  See the Fee Tables and your Policy for charges assessed when withdrawing from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses
Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks
If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2% (4% for policies issued before January 1, 2009).

Risks of Managing General Account Assets
In addition to your fixed account allocations, general account assets are used to support the payment of the death benefit under the Policy.  To the extent that Western Reserve is required to pay you amounts in addition to your cash value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity,  credit risk and is also subject to the claims of the Company’s general creditors.  The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Premium Payments
Federal tax laws put limits on the premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes.  Please refer to the section entitled “Premiums” For more details.

Lapse
Your Policy stays In Force as long as you have sufficient cash value to cover your monthly deductions and Policy charges.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement policies, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans
Making a withdrawal or taking a loan may:
·	Change your Policy’s tax status
·	Reduce your Policy’s specified amount
·	Reduce your Policy’s death benefit
·	Reduce the death benefit proceeds paid to your beneficiary
·	Make your Policy more susceptible to lapsing.
Cash withdrawals will reduce your cash value.  Withdrawals taken during periods of poor investment performance could considerably reduce or eliminate some benefits or guarantees of the Policy.  If you surrender your Policy during the first 15 Policy years, you will pay a surrender charge.  The surrender charge could be significant.

Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Tax Consequences of Withdrawals, Surrenders and Loans
    You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding Policy loans..
If your Policy is a MEC, all cash withdrawals, surrenders, assignments, pledges and loans that you make or  that you receive during the life of the Policy may be subject to income tax and a 10% federal tax penalty.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

   Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks
A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on or after May 1, 2009 (or subsequent state approval) based on the Commissioners’ 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables); and Section B includes the fee tables for Policies that were issued before January 1, 2009 based on the Commissioners’ 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the joint insureds, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of representative insureds with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied for On or After May 1, 2009
(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account. (Note: Separate Fee information is set forth for residents of Puerto Rico.)

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium
For All Except Residents of Puerto
Rico: 6.0% of premiums paid during
the first 10 Policy years; 2.5% of
premiums thereafter
                For Residents of Puerto Rico:
                12.0% of premiums paid during the
                first 10 Policy years; 8.5% of
                premiums thereafter

For All Except Residents of Puerto Rico: 6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
For Residents of Puerto Rico:
10.0% of premiums paid during the first 10 Policy years; 6.5% of premiums thereafter

Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3	Upon full surrender of the Policy during the first 15 Policy years
· Maximum Charge4		$22.06 per $1,000 of specified amount during the first Policy year	$22.06 per $1,000 of specified amount during the first Policy year
· Minimum Charge5		$3.15 per $1,000 of specified amount during the first Policy year	$3.15 per $1,000 of specified amount during the first Policy year
· Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class		$11.80 per $1,000 of specified amount during the first Policy year	$11.80 per $1,000 of specified amount during the first Policy year

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3 The surrender charge will vary based on the two issue ages and the underwriting class of the younger insured on the Policy date. The surrender charge is calculated as the surrender charge per $1,000 of specified amount, multiplied by the number of thousands of dollars of specified amount, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 15th Policy year after the Policy date.  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be representative of the charges you will pay.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 The maximum surrender charge is based on a younger insured with the following characteristics: issue age 80, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on a younger insured with the following characteristics: issue age of 0 in the juvenile underwriting class.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Living Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10 per month during the first Policy year; $12 per month thereafter	$10 per month

6 The first 12 transfers per Policy year are free.
7 We reduce the single sum benefit by a discount factor to compensate us for income lost as a result of early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or the Policy loan rate, whichever is greater. Please see footnote 15 for a description of the loan rate.  For a complete description of the Living Benefit Rider, please refer to the section entitled “Living Benefit Rider” in this prospectus

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Cost of Insurance 8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary
·Maximum Charge10		$30.67 per $1,000 of net amount at risk per month11	$15.95 per $1,000 of net amount at risk per month11
·Minimum Charge12		$0.01 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
·Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class, Band 2		$0.01 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested; rate is reduced to 0.30% in years 16+13
Loan Interest Spread 14	On Policy anniversary	1.0%15	0.75%15

8 Cost of insurance charges are based on a number of factors including, but not limited to: each joint insured’s attained age, gender, underwriting class, and the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.
9 We may place insureds in substandard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: two males, ages 78 and 83, at issue, standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 22nd Policy year. This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: two females, both age 5 at issue, juvenile class with an initial specified amount of $1,000,000 or higher (Band 2), and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
13 We intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.
14 While a Policy loan is outstanding, loan interest is payable in arrears.  If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will deduct the amount of any loan interest due.
15 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates that are lower on a portion of the loan reserve.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1

Monthly Per Unit Charge16	Monthly, for up to 10 years on and after the Policy date
· Maximum Charge17		$0.29 per $1,000 of initial specified amount	$0.29 per $1,000 of initial specified amount
· Minimum Charge18		$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
· Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class, band 2, No Lapse Option 1		$0.08 per $1,000 of initial specified amount	$0.08 per $1,000 of initial specified amount
Optional Rider Charges:19
Joint Insured Term Rider (without extra ratings)7	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 95
· Maximum Charge20		$23.90 per $1,000 of rider face amount per month	$8.37 per $1,000 of rider face amount per month
· Minimum Charge21		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
· Initial charge for a male insured, issue age 55, a female insured, issue age 50, both in the select non-tobacco use rate class, band 2		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Joint Insured Term Rider Per Unit Charge	Monthly, for up to 20 years on and after the Rider date	$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month

16 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for 10 years on a current basis and 20 years guaranteed on the base. There is a separate per unit charge on the Joint Insured Rider. The per unit charge may vary based on age, band and your No Lapse Option choice for the base Policy.
17 This guaranteed maximum charge is based on joint insureds with the following characteristics: Target Premium Age 75, with an initial base face amount below $1,000,000 (Band 1), No Lapse Option 2, and in the first Policy year.  This maximum charge may also apply to insureds with other characteristics.
18 This minimum charge is based on joint insureds with the following characteristics: Target Premium Age 9, with an initial base face amount of $1,000,000 or higher (Band 2), No Lapse Option 1, and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

19 Cost of insurance rates for the riders may vary based on the attained age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk.  The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these rider charges by contacting your agent.
20 This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, ages 77 and 83 at issue, younger male age 78 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 18th Policy year.  This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on joint insureds with the following characteristics: two females, both age 5 at issue, juvenile class with an initial rider face amount of $1,000,000 or higher (Band 2) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Individual Insured Rider (without extra ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
· Maximum Charge22		$22.81 per $1,000 of rider face amount per month	$22.36 per $1,000 of rider face amount per month
· Minimum Charge22		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
· Initial charge for a female insured, issue age 50, select non-tobacco use rate class		$0.23 per $1,000 of rider face amount per month	$0.08 per $1,000 of rider face amount per month

22 This maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class.  This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class.  This minimum charge may also apply to insureds with other characteristics.

SECTION B

Fee Tables for Policies Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009
The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge3 1. Deferred Issue Charge Component for:	Upon full surrender of the Policy during first 15 Policy years	$5.00 per $1,000 of initial specified amount	$5.00 per $1,000 of initial specified amount

1 The company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges:  $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service.  You can obtain further information about these charges by contacting our administrative office.
3The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage, and is based upon each joint insured’s issue age, gender and rate class on the Policy date. The Deferred Issue Charge component of the surrender charge is assessed on the initial specified amount.  The Deferred Sales Charge Component of the surrender charge is based upon the younger joint insured’s issue age. The Surrender Charge Percentage on a Policy when the younger joint insured’s issue age is less than 75 is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th Policy year. When the younger joint insured’s issue age is greater than 74, the Surrender Charge Percentage is 100% for the first six Policy years and then declines to zero at the end of the 15th Policy year.  The surrender charges shown in the table may not be typical of the charges you will pay.  You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
2. Deferred Sales Charge Component:	Upon full surrender of the Policy during first 15 Policy years	A percentage of total premiums paid	A percentage of total premiums paid
·Maximum Charge4		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5
·Minimum Charge6		26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium5
·Charge during first 10 Policy years for a male, issue age 55, female, issue age 50, both in select non-tobacco use rate class		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium5
Transfer Charge7	Upon transfer	$10 for each transfer in excess of 12 per Policy year	$10 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider8	When rider is exercised	Discount Factor	Discount Factor

4 This maximum charge is based on the younger joint insured’s issue age being between ages 0-55.
5 The guideline premium is a designated premium that varies by issue age, gender, underwriting class, death benefit option, and specified amount. It is shown on your Policy schedule page.
6 This minimum charge is based on the younger joint insured’s issue age being between 79-80.
7 The first 12 transfers per Policy year are free.
8We reduce the single sum benefit by a discount factor to compensate us for lost income as a result of early payment of the death benefit. The discount factor is equal to the Applicable Federal Interest Rate ( 3.81 % for 2010 )  or the Policy loan interest rate expressed in arrears, whichever is greater, (“discount factor”).  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009
The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$5 per month during the first Policy year; $10.50 per month	$5 per month
Cost of Insurance 9 (without Extra Ratings)10	Monthly, on the Policy date and on each Monthiversary
·Maximum Charge11		$83.33 per $1,000 of net amount at risk per month12	$19.17 per $1,000 of net amount at risk per month12
·Minimum Charge13		$0.01 per $1,000 of net amount at risk per month12	$0.01 per $1,000 of net amount at risk per month12
·Initial Charge for a male insured, issue age 55, female insured, issue age 50, both in the select non-tobacco use rate class, band 2		$0.01 per $1,000 of net amount at risk per month12	$0.01 per $1,000 of net amount at risk per month12
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested14

9 Cost of insurance charges are based on a number of factors including, but not limited to: each joint insured’s attained age, gender, underwriting class, and the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.
10 We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
11 This maximum charge is based on an insured with the following characteristics: two males, both age 80 at issue standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
12 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0032737, minus the cash value on such Monthiversary. Please refer to the section entitled “Charges and Deductions – Cost of Insurance” in this prospectus for a description of this division factor.
13 This minimum charge is based on an insured with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
14 For Policies issued after July 1, 2001, we intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.

R POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Loan Interest Spread 15	On Policy anniversary	1.49% (effective annual rate, after rounding) 16	0.74% (effective annual rate, after rounding)16
Monthly Death Benefit Guarantee Charge17	Monthly, from cash value until the no lapse date selected on application	$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
Optional Rider Charges:18
Joint Insured Term Rider (without extra ratings)10	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 95
· Maximum Charge		$30.57 per $1,000 of rider face amount per month 19	$7.79 per $1,000 of rider face amount per month20
· Minimum Charge		$0.01 per $1,000 of rider face amount per month121	$0.01 per $1,000 of rider face amount per month21
· Initial charge for a male insured, issue age 55, a female insured, issue age 50, both in the select non-tobacco use rate class, band 2		$0.0 1 per $1,000 of rider face amount per month	$0.0 1 per $1,000 of rider face amount per month

15 While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary.  If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence and the next Policy anniversary.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account.  We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary.  We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After the 10th Policy year, we currently provide preferred loan crediting rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount (including accrued loan interest).  The preferred loan crediting rate currently is 5.49% effective annually (after rounding) and is not guaranteed.
17 The charge shown is for a Base Policy only (no riders).  The addition of riders would increase this charge.
18 Cost of insurance rates for the riders may vary based on the attained age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk.  The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about these rider charges by contacting your agent.
19 This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, older male age 82 at issue, younger male age 78 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 17th Policy year.  This maximum charge may also apply to insureds with other characteristics.
20 This current maximum charge is based on joint insureds with the following characteristics: two males, both age 80 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 11th Policy year.  This maximum charge may also apply to insureds with other characteristics.
21 This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Joint Insured Term Rider Monthly Death Benefit Guarantee Charge	Monthly, until the no lapse ending date	$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Individual Insured Rider (without extra ratings) 7	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
· Maximum Charge		$24.85 per $1,000 of rider face amount per month22	$20.06 per $1,000 of rider face amount per month23
· Minimum Charge		$0.06 per $1,000 of rider face amount per month24	$0.05 per $1,000 of rider face amount per month25
· Initial charge for a female insured, issue age 50, select non-tobacco use rate class		$0.35 per $1,000 of rider face amount per month	$0.16 per $1,000 of rider face amount per month
Individual Insured Rider Monthly Death Benefit Guarantee Charge	Monthly, until the no lapse ending date	$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month

22This guaranteed maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class.  This maximum charge may also apply to insureds with other characteristics.
23 This current maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.
24 This guaranteed minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class.  This minimum charge may also apply to insureds with other characteristics.
25 This current minimum charge is based on an individual insured with the following characteristics: female, age 30 at issue, in a non-tobacco use underwriting class.  This minimum charge may also apply to insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2009.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.41%	3.98%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.41%	1.68%
1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.  Western Reserve has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Transamerica Series Trust portfolios and certain portfolios of the Transamerica Funds (formerly, Transamerica IDEX Mutual Funds) (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Western Reserve took into account the information received from the Transamerica Series Trust on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund fees and expenses (i.e.; fees and expenses of underlying funds for the Transamerica Series Trust asset allocation portfolios.) See the prospectus for the Transamerica Series Trust for a presentation of the applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio operating Expenses takes into account contractual arrangements for 42 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2011.

Western Reserve, The Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its General Account assets and/or your cash value held in the Company’s Separate Account.  It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.    See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with any living benefit riders and any death benefit riders, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of cash value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our administrative office - Western Reserve Life Assurance Co. of Ohio, 570 Carillon Parkway, St. Petersburg, Florida 33716 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these Nationally Recognized Statistical Ratings Organizations--A.M. Best Company (www.ambest.com), Moody's Investor Service (www.moodys.com) Standard & Poor's (www.standardandpoors.com) and Fitch Ratings (www.fitchratings.com).

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

·	Remove, combine, or add subaccounts and make the combined or new subaccounts available to you at our discretion;
·	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;
·	Close subaccounts to allocations of new premiums by existing or new policyowners at any time in our discretion;
·	Transfer assets supporting the Policies from one subaccount to another, or from the separate account to another separate account;
·	Combine the separate account with other separate accounts, and/or create new separate accounts;
·	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and
·	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

    The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.
The Fixed Account
The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.”

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights.)We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. The minimum guaranteed interest rate is 4.0% (if your Policy was issued before January 1, 2009) or 2.0% (if your Policy was applied for on or after May 1, 2009). We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

New Jersey:  If your Policy was applied for and issued in the State of New Jersey, before January 1, 2009, the fixed account is not available to you.  You may not direct or transfer any premiums or cash value to the fixed account.  The fixed account is solely for Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.
The Portfolios
The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.
Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.
You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully. Note: If you received a summary prospectus for the Transamerica Series Trust portfolios, please follow the directions on the first page of the summary to obtain a copy of the fund prospectus.
Note: If you received a summary prospectus for the Transamerica Series Trust portfolios, please follow the directions on the first page of the summary to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON High Yield Bond VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica Asset Allocation – Conservative VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks capital appreciation and current income.
Transamerica Balanced VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds, and cash or cash equivalents.
Transamerica BlackRock Large Cap Value VP	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks long-term capital growth.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. ING Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Convertible Securities VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks maximum total return through a combination of current income and capital appreciation.
1Formerly, Transamerica MFS High Yield Bond VP.  Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
2Each asset allocation portfolio invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios.
3In Morningstar’s role as portfolio construction manager, Morningstar makes asset allocation and fund selection decisions for the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Diversified Equity VP4	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize capital appreciation.
Transamerica Efficient Markets VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, Inc.	Seeks capital appreciation while seeking income as a secondary objective.
Transamerica Federated Market Opportunity VP	Transamerica Asset Management, Inc. Federated Equity Management Company of Pennsylvania	Seeks to provide absolute (positive) returns with low correlation to the U.S. equity market.
Transamerica Focus VP5	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize long-term growth.
Transamerica Foxhall Emerging Markets/Pacific Rim VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Conservative VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks modest growth and preservation of capital.
Transamerica Foxhall Global Growth VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Foxhall Global Hard Asset VP6	Transamerica Asset Management, Inc. Foxhall Capital Management, Inc.	Seeks long-term growth of capital.
Transamerica Growth Opportunities VP	Transamerica Asset Management, Inc. Transamerica Investment Management LLC	Seeks to maximize long-term growth.
4Formerly, Transamerica Templeton Global VP.
5Formerly, Transamerica Legg Mason Partners All Cap VP.
6 This portfolio utilizes a tactical asset allocation strategy to seek to achieve its objective by investing in underlying funds consisting of Exchange Traded Funds (“ETF’s) and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Hanlon Balanced VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks current income and capital appreciation.
Transamerica Hanlon Growth and Income VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks capital appreciation and some current income.
Transamerica Hanlon Growth VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks long-term capital appreciation.
Transamerica Hanlon Managed Income VP7	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica Index 50 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Index 75 VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica International Moderate Growth VP2	Transamerica Asset Management, Inc. Portfolio Construction Consultant:3 Morningstar Associates, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

7 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETF’s and money market mutual funds.  Tactical asset allocation is an investment strategy that involves keeping certain percentages of total assets invested in specific asset classes (e.g., equity, fixed-income, physical commodities, currency, etc.) and may involve frequent trading in and out of those asset classes.   Strategic asset allocation involves a periodic review and rebalancing of a portfolio’s initial asset mix to attempt to maintain the best asset mix for the portfolio to seek to achieve its objective, and the investments are typically longer-tem in nature. Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Mid Cap Value VP8	Transamerica Asset Management, Inc. J. P. Morgan Investment Management	Seeks growth from capital appreciation.
Transamerica Jennison Growth VP9	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Money Market VP10	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica Morgan Stanley Mid-Cap Growth VP11	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks capital appreciation.
Transamerica Multi Managed Large Cap Core VP12	Transamerica Asset Management, Inc. Morgan Stanley Investment Management, Inc.	Seeks to provide high total return.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Third Avenue Value VP	Transamerica Asset Management, Inc. Third Avenue Management LLC	Seeks long-term capital appreciation.
8This portfolio no longer accepts new investments from current or prospective investors.  If you surrender your Policy’s cash value from this portfolio, you may not reinvest in this portfolio.
9Effective May 1, 2010, Transamerica Marsico Growth VP merged into Transamerica Jennison Growth VP.
10There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the WRL Transamerica Money Market VP subaccount may become extremely low and possibly negative.
11Formerly, Transamerica Van Kampen Mid-Cap Growth VP.
12Formerly, Transamerica Van Kampen Large Cap Core VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica U.S. Government Securities VP	Transamerica Asset Management, Inc. Transamerica Investment Management, LLC	Seeks to provide as high a level of total return.
Transamerica WMC Diversified Growth VP13	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
FIDELITY FUNDS:
Fidelity VIP Contrafund® Portfolio14	Fidelity Management & Research Company	Seeks long-term capital appreciation.
Fidelity VIP Equity-Income Portfolio14	Fidelity Management & Research Company
Seeks reasonable income.  The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index.

Fidelity VIP Growth Opportunities Portfolio14	Fidelity Management & Research Company	Seeks to provide capital growth.
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund	Administrator: Franklin Templeton Services, LLC (FT Services) 15	Seeks capital appreciation with a secondary goal of income.
13Formerly, Transamerica Equity VP.
14Effective May 1, 2003, this portfolio was no longer available for sale to new investors.
15 In its role as Administrator, FT Services provides certain administrative services and facilities for the fund. FT Services also monitors the percentage of the Fund’s assets allocated to the underlying funds and seeks to rebalance the Fund’s portfolio whenever the percentage of assets allocated to one or more of the funds and seeks to rebalance the Fund’s portfolio whenever the percentage allocated to one or more underlying funds is below or above 3% of the applicable fixed percentage.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS:16
ProFund VP Asia 30	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Basic Materials	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 IndexSM. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Emerging Markets	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX). The fund does not seek to achieve its stated objective over a period of time greater than one day.

16The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Financials	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market16	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
ProFund VP NASDAQ-100	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Pharmaceuticals	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

16There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Precious Metals	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP U.S. Government Plus	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ACCESS TRUST: 15
Access VP High Yield Fund17	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
17Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("Transamerica Asset"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve, (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust and manages the Transamerica Series Trust in accordance with policies and guidelines established by the Transamerica Series Trust's Board of Trustees. For certain portfolios, Transamerica Asset has engaged investment sub-advisers to provide portfolio management services. Transamerica Asset and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Transamerica Series Trust prospectuses for more information regarding Transamerica Asset and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Transamerica Asset Allocation – Conservative VP, Transamerica Asset Allocation – Moderate VP, Transamerica Asset Allocation – Moderate Growth VP, Transamerica Asset Allocation – Growth VP, and Transamerica International Moderate Growth VP of the Transamerica Series Trust.  Morningstar Transamerica will be paid an annual fee for its services. See the Transamerica Series Trust prospectuses for more information regarding Morningstar.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the ProFunds and Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California serves as investment advisor to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the portfolio and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets.  FT Services will be paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios
The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section entitled “Revenue We Receive” in this prospectus.   We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by Transamerica Asset, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. Please note: Certain portfolios have similar names.  When providing your allocation requests, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi/annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	·	the death benefit, cash and loan benefits;
	·	investment options, including premium allocations;
	·	administration of elective options; and
	·	the distribution of reports to owners.

Costs and expenses we incur:	·	costs associated with processing and underwriting applications;
	·	expenses of issuing and administering the Policy (including any Policy riders);
	·	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	·	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	·	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	·	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments that you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	·	6.0% of premiums paid during the first 10 Policy years; and

·	2.5% on all premiums thereafter.
·
For Residents of Puerto Rico: Currently, 10% during the first 10 Policy years and 6.5% thereafter. We guarantee this charge will never exceed 12.0% during the first 10 Policy years and 8.5% thereafter.

NOTE:
Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.

Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary. We deduct those charges from each subaccount and the fixed account in accordance with the current premium allocation instructions.  If the value of any account is insufficient to pay that account’s portion of the monthly deductions, we will take the monthly deductions on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

The monthly deductions are equal to:	·	the monthly Policy charge; plus
	·	the monthly cost of insurance charge for the Policy; plus
	·	the monthly death benefit guarantee charge or monthly per unit charge, if applicable; plus
	·	the monthly charge for any benefits provided by riders attached to the Policy.

For Policies Issued Before January 1, 2009:
Monthly Policy Charge:

	·	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	·	We guarantee this charge will never be more than $10.00 per month.
	·	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

·
We deduct this charge each month. It varies each month and is determined by using the Frasier Method, which is an actuarial method for pricing a second-to-die product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the first death. It is determined as follows::

1.
divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

	2.	subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);
	3.	multiply the net amount at risk by the appropriate monthly cost of insurance rate.
For Policies Applied For On or After May 1, 2009:
Monthly Policy Charge:

·	This charge currently equals $10.00 each Policy month. After the first Policy year, we may increase this charge.
·	We guarantee this charge will never be more than $12.00 per month.
·	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

We deduct this charge each month. It varies each month and is determined by using the Frasier Method, which is an actuarial method for pricing a second-to-die product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the first death. It is determined as follows:

1.
divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%)

	2.	subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);
	3.	multiply the net amount at risk by the appropriate monthly cost of insurance rate.
Monthly Death Benefit Guarantee Charge: For Policies Issued Before January 1, 2009:
·	This charge is $0.04 per $1,000 of your initial specified amount.
·	This charge is deducted monthly from your cash value.
·	We will deduct this charge only until the no lapse date you selected on the application.
·	Addition of riders would increase this charge.
Monthly Per Unit Charge: For Policies Applied for On or After May 1, 2009:

	>	The monthly per unit charge for the specified amount on the Policy date; minus
	>	The monthly per unit charge for any specified amount that has been decreased.
	>	We guarantee the duration of this charge to be no more than 20 years on the base Policy and currently, the monthly per unit charge lasts 10 years on the base Policy.
>
The monthly per unit charge is set on the Policy date and is based on the target premium age of the insureds, the specified amount band and the no lapse period option you have selected.  Once set, this charge will not be lowered, even if you decrease the specified amount of your Policy during the time period when the charge is assessed.

	>	A separate monthly per unit charge, in addition to the charge applicable to the Base Policy, applies if you elect the Joint Insured Term rider.
Optional Insurance Riders:

·
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to: each joint insured's gender, attained age, specified amount, and underwriting class.  The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount).  For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.  The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We may change monthly cost of insurance rates from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after May 1, 2009, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables (“2001 C.S.O. Tables”) and are determined using the Frasier Method, taking into account each joint insured’s attained age, gender, and underwriting class.   For Policies issued before January 1, 2009, these guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables (“1980 C.S.O. Tables”) and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. Tables that apply to your Policy.

The underwriting class of each joint insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of each joint insured. We currently place insureds into preferred and standard classes.  We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by law).

We may issue certain Policies on a simplified or expedited basis.  Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount are determined in the same manner used to determine the Base Policy’s cost of insurance charges.  Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s net amount at risk.
Mortality and Expense Risk Charge

We deduct a daily charge from your cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

·	your Policy's cash value in each subaccount; multiplied by
·	the daily equivalent of the annual mortality and expense risk charge rate of 0.90%.

    The annual rate for the mortality and expense risk charge is equal to 0.90% of the average daily net assets of each subaccount.  For Policies issued after July 1, 2001, we may reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so.  This reduction also applies to all Associate Policies issued to date.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss.  Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus.  We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts, plus any interest you paid in advance on any outstanding loan amount for the period between the date of the surrender and the next Policy anniversary) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The surrender charge may be significant.  You should evaluate this charge carefully before you consider a surrender.  Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
	investment performance is low.

For Policies Applied for On or After May 1, 2009:

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges are based on the underwriting class of the younger insured and the target premium age. The surrender charge is a charge for each $1,000 of the specified amount.

The surrender charge is equal to:	>	the surrender charge per $1,000; multiplied by
	>	the number of thousands of specified amount in the layer; multiplied by
	>	the surrender charge factor.
The surrender charge per thousand is calculated using the rates found in Appendix B.

The surrender charge factor varies by the target premium age on the Policy date, younger insured’s risk class, and number of years since the Policy date.  In no event are the surrender charge factors any greater than those shown on the table below. For Policies issued before January 1, 2009, we generally determine the surrender charge factor from the Policy date, regardless of whether there were any prior lapses and reinstatements, but for Policies Applied for On or After May 1, 2009 when a Policy is reinstated, the surrender charge is based on the amount of time that the Policy has been in force, with no credit for periods of lapse.

 For Policies Applied For On Or After May 1, 2009

Surrender Charge Factors
Factor for Target Premium Age:
End of Policy Year	0 – 39	40 - 44	45 - 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 - 80
At Issue	100%	100%	100%	100%	100%	100%	100%	100%	100%
1	100%	98%	98%	97%	97%	96%	96%	95%	94%
2	100%	97%	96%	95%	94%	93%	92%	91%	89%

3	100%	96%	94%	93%	91%	90%	88%	87%	84%
4	100%	94%	92%	91%	88%	87%	84%	83%	79%
5	100%	92%	90%	89%	85%	84%	80%	79%	74%
6	90%	90%	90%	85%	82%	81%	76%	75%	69%
7	80%	80%	80%	80%	80%	77%	72%	71%	64%
8	70%	70%	70%	70%	70%	70%	70%	67%	59%
9	60%	60%	60%	60%	60%	60%	60%	60%	54%
10	50%	50%	50%	50%	50%	50%	50%	50%	49%
11	40%	40%	40%	40%	40%	40%	40%	40%	40%
12	30%	30%	30%	30%	30%	30%	30%	30%	30%
13	20%	20%	20%	20%	20%	20%	20%	20%	20%
14	10%	10%	10%	10%	10%	10%	10%	10%	10%
15+	0%	0%	0%	0%	0%	0%	0%	0%	0%

Surrender Charge Example: Assume a 31 year old male and a 29 year old female, both non-tobacco users, purchase the Policy. The Target Premium Age is 30.  Specified amount is $100,000. The Policy is surrendered at the end of Policy year 6. The surrender charge per $1,000 of specified amount is $5.12. This is multiplied by the surrender charge factor of 90%.

The surrender charge                                           =           the surrender charge per $1,000 ($5.12)
x           the number of thousands of initial specified amount (100)
x           the surrender charge factor (0.90)
=           $460.80.

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

For Policies issued before January 1, 2009:

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are calculated based upon each joint insured's issue age, gender and rate class on the Policy date.

The surrender charge is equal to:	·	the sum of the deferred issue charge, and the deferred sales charge; multiplied by:
	·	the surrender charge percentage.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge equals

·	26.5% multiplied by the total premiums paid up to the guideline premium shown in your Policy; plus
·	a percentage (the excess premium charge), which varies depending on the younger joint insured’s issue age (see table below), multiplied by
·	the total premiums paid in excess of the guideline premium (“excess premium charge”).

Issue Age Range
(Younger Joint	Excess Premium
Insured)	Charge
0-55	4.2%
56-63	3.7%
64-68	3.1%
69-73	2.5%
74-76	2.0%
77-78	1.6%
79-80	1.2%

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

    To determine the surrender charge, we apply the surrender charge percentage to the sum of the deferred issue charge and the deferred sales charge. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 0-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.

For joint insureds when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).  For Policies issued before January 1, 2009, we generally determine the surrender charge factor from the Policy date, regardless of whether there were any prior lapses and reinstatements, but for Policies Applied for On or After May 1, 2009, when a Policy is reinstated, the surrender charge is based on the amount of time that the Policy has been in force, with no credit for periods of lapse.

For Policies issued before January 1, 2009

Surrender Charge Percentages

	Younger Issue Age
End of Policy Year*	Less Than 75	75 or Above
At Issue	100%	100%
1-6	100%	100%
7	100%	97%
8	100%	88%
9	100%	80%
10	100%	73%
11	80%	66%
12	60%	60%
13	40%	40%
14	20%	20%
15+	0%	0%

*   The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

·    Surrender Charge Example 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

(a)	Deferred issue charge: [100 x $5.00]
	($5.00/$1,000 of initial specified amount)	=	$500.00
(b)	Deferred sales charge:
	(1)26.5% of guideline premium paid [26.5% x $806.11], and

		=	$213.62
	(2)4.2% of premiums paid in excess of guideline
	premium
	[4.2% x ((4 x $1,000) - $806.11)]
		=	$134.14
(c)	Applicable surrender charge percentage
	[(a)$500.00 + (b)($213.62 + $134.14)] x 100%	=	100%
	Surrender charge = [$847.76] x 100%	=	$847.76

· Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, except the owner surrenders the Policy on the 14th Policy anniversary:

(a)	Deferred issue charge: [100 x $5.00]	=	$500.00
(b)	Deferred sales charge:
	(1) [26.5% x $806.11], and	=	$213.62
	(2) [4.2% x ((14 x $1,000) - $806.11)]	=	$554.14
(c)	Applicable surrender charge percentage
	[(a)$500.00 + (b)($213.62) + $554.14)] x 20%	=	20%
	Surrender charge = [$1,267.76] x 20%	=	$253.55

There will be no surrender charge if the owner waits until the end of the 15th Policy anniversary.

For Policies issued in the State of Pennsylvania, the following surrender charge percentage table applies:

Surrender Charge Percentages
Policy Year	Issue Ages 20-69	Issue Ages 70-74	Issue Ages 75-80
1	100%	100%	100%
2	100%	100%	96%
3	100%	100%	89%
4	100%	100%	83%
5	100%	95%	77%
6	100%	90%	73%
7	100%	85%	68%
8	100%	80%	65%
9	95%	76%	61%
10	90%	72%	58%
11	80%	68%	55%
12	60%	60%	51%
13	40%	40%	40%
14	20%	20%	20%
15	0%	0%	0%

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

We will waive surrender charges on a full surrender effective in the calendar year 2010 if:

·	Your Policy is in force in the calendar year 2010; and
·	The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and
·	You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether the federal estate tax repeal is extended or made permanent.

Transfer Charge

·	We currently allow you to make 12 transfers each year free from charge.
·	Except as listed below, we charge $10 (for Policies issued before January 1, 2009) and $25 (for Policies applied for on or after May 1, 2009) for each additional transfer.
·	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
·	We deduct the transfer charge from the amount being transferred.
·
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the record date, currently do not count as transfers for the purpose of assessing this charge.

·	Transfers via the Internet do not count as transfers for the purpose of assessing this charge.
·	Transfers among the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing this charge.
·	Transfers under dollar cost averaging and asset rebalancing currently do not count as transfers for the purpose of assessing this charge.
·	We will not increase this charge.

Loan Interest Spread

For Policies Applied For On or After May 1, 2009:

We currently charge you an annual interest rate, in arrears, on a Policy loan of 2.75% on each Policy anniversary and guarantee that the rate will not exceed 3.00%.  We also currently credit the amount in the loan reserve account with a fixed rate of 2%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% (1.00% maximum guaranteed).  After the 10th Policy year, we will charge preferred loan charge rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The preferred current charge is 2.00% and we guarantee that it will not exceed 2.25%.

For Policies Issued Before January 1, 2009:

           We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual rate) on each Policy anniversary.  We also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).  After offsetting the 4.75% interest we credit, the net cost of the loan currently is 0.74% (1.49% maximum guaranteed).  After the 10th Policy year, you will receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate credited is 5.49% and is not guaranteed.

Cash Withdrawal Charge

·	After the first Policy year, you may take one cash withdrawal per Policy year.
·	When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
·	We deduct this amount from the withdrawal, and we pay you the balance.
·	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

·
For Policies Issued Before January 1, 2009: Terminal Illness Accelerated Death Benefit Rider.  We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the Applicable Federal Interest Rate (3.81% for 2010) or the Policy loan interest rate expressed in arrears, whichever is greater. For further information about the Terminal Illness Accelerated Death Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the "Supplemental Benefits (Riders)" section of this prospectus.

·
For Policies Applied for On or After May 1, 2009: Living Benefit Rider.  We reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The discount factor is equal to the current yield on 90-day Treasury bills or the Policy loan interest rate whichever is greater).  For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the "Supplemental Benefits (Riders)" section of this prospectus.

·
Individual Insured Rider.  We assess a cost of insurance charge based on covered insured’s issue age, gender and underwriting class, the Policy year and the rider face amount.  Cost of insurance charges generally will increase each year. For Policies Issued Before January 1, 2009, we also charge a $0.01 per thousand Monthly Death Benefit Guarantee Charge until the no lapse ending date.

·
Joint Insured Term Rider.  We assess a cost of insurance charge based on the target premium age, underwriting class of both insureds, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year. For Policies Issued Before January 1, 2009, we also charge a $0.02 per thousand Monthly Death Benefit Guarantee Charge until the no lapse ending date. For Policies Applied for On or After May 1, 2009 we charge $0.02 per ($1,000) unit charge for the first ten Policy years, guaranteed not to exceed twenty years.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets.  See the fund prospectuses for more detailed information about the funds.

Revenue We Receive
We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

·
Rule 12b-1 Fees.  Our affiliate, Transamerica Capital, Inc. (“TCI”), serves as the principal underwriter for the Policies.  TCI receives some or all of the 12b-1 fees from the funds.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.10% to 0.35% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

·
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on from the advisory fee deducted from portfolio assets.  The amount of this compensation is generally based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.45%***
ProFunds	0.50%	Access One Trust	0.50%
AllianceBernstein	0.25%	Franklin Templeton	0.35%
* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.  We and TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.
** Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 2009 we received $11.3 million in benefits from Transamerica Asset.
*** We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.
Other payments.  We and our affiliates, including TCI, Transamerica Financial Advisors, Inc. (“TFA”) (formerly, InterSecurities, Inc. or “ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates.  These payments may be profits derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets.  Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information).  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2009, TCI received revenue sharing payments ranging from $3,500 to $332,000 (for a total of $277,350) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc.; American Century Investment Management; MFS Investment Management; Transamerica Investment Management, LLC; Pacific Investment Management Company LLC; Jennison Associates; Legg Mason; Alliance Bernstein; Federated Funds; Fidelity Funds; ING Clarion; BlackRock; Columbia Management LLC; JPMorgan Investment Management, Inc.; Oppenheimer Funds; Evergreen Funds; Janus Capital; Natixis Asset Management Advisors; Putnam; Schroder; Van Kampen; and Vanguard.

    Please note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual policy or a certificate issued under a group policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds is/are living.  The owner of the Policy may or may not be one of the insured.  This joint Policy is treated the same as any single policy; if a contingent owner is not named, the Policy goes to the estate of the owner.  The principal rights an owner may exercise are:

·	to designate or change beneficiaries before the death of the surviving insured;
·	to receive amounts payable before the death of the surviving insured;
·	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
·	to change the owner of this Policy; and
·	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof.  The request will take effect as of the date we receive it, in good order, at our mailing address, subject to payment or other action taken by us before it was received.

Assignment of Your Policy

You may assign the contract by giving us written notice.  We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

·	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
·
to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

·	to reflect a change in the operation of the separate account; or
·	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000.   We will generally only issue a Policy to joint insureds ages 0-85, and the sum of the joint insureds’ ages cannot be more than 160 years.

We will generally only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 80. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

·	the date of your application; or
·	the date the joint insureds complete all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	·	the amounts applied for under all conditional receipts issued by us; or
	·	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	·	the date of application.
·
the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”).  Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured;

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	·	the conditional receipt is not valid unless:
		>	all blanks in the conditional receipt are completed; and
		>	the receipt is signed by an agent or authorized Company representative.

Other limitations:	·	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	·	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
·
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. Any premium payments we receive before the Policy date will be held in a non-interest bearing suspense account. On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right. While held in the reallocation account, premiums will be credited with interest at the current fixed account rate.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request:

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office

We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.  However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules.  Your request must be in writing and, if we approve the request, will amend your application.  Your premiums however will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of each joint insured on the Policy date.  Generally, cost of insurance charges are lower at a younger age.  We will deduct the monthly deductions, including the cost of insurance charges, for the period that the Policy is backdated.  This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Group or Sponsored Policies (only available under Policies issued before May 1, 2003)

Before May 1, 2003, we issued a different Policy for group or sponsored arrangements (“Group/Sponsored Policies”).  Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g. Section 401 employer-sponsored benefit plans and deferred compensation plans).  A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

We have certain criteria to issue Group/Sponsored Policies.  Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years.  We may reduce certain charges, such as premium expense charges and the surrender charge, and reduce limits on the minimum premium and minimum specified amount, or the monthly Policy charge, for these Policies.  In some cases, we currently waive the monthly Policy charge and reduce the surrender charge.  The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales.  Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify.  Group/Sponsored Policies may not be available in all states.  Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions.

Insurance policies where the benefits vary based on gender may not be used to fund certain employee-sponsored benefit plans and fringe benefit programs.  Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

Policy Split Option

As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the “Split Option”) into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice, in good order, within 90 days after:

·	the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;
·	the date of entry of a final decree of divorce of the joint insureds; or
·	written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

Conditions for Exercising Split Option:	●	The initial specified amount for each new policy cannot be more than 50% of the Policy’s specified amount, excluding the face amount of any riders.
	●	The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance you select.
	●	You must obtain our approval before you can exercise the Split Option if one of the joint insureds is older than the new policy’s maximum issue age when you request the Split Option.
	●	Exercising a Policy Split Option may have tax consequences. You should consult a tax advisor before exercising this Option.

Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy’s net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements.  This can have adverse tax consequences. Alternatively, you may cancel the Split Option and keep the Policy in force on both joint insureds.

We will base the premiums for the new policies on each joint insured’s attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive, in good order, your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account.  The fixed account may not be available in all states to direct or transfer money into.  You must follow these guidelines:

·	allocation percentages must be in whole numbers;
·
if you select dollar cost averaging, we may require you to have a minimum of $5,000 (for Policies applied for on or after May 1, 2009) or $10,000 (for Policies issued before January 1, 2009) in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly (for Policies applied for on or after May 1, 2009) or $1,000 monthly (for Policies issued before January 1, 2009); and

·
if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000 (for Policies applied for on or after May 1, 2009) or $10,000 (for Policies issued before January 1, 2009).

·
unless otherwise required by state law, we may restrict allocations and transfers to the fixed account under Policies applied for on or after May 1, 2009, if the fixed account value (excluding amounts in the loan reserve account) following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday -- Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. You may also change allocations through our web site at www.westernreserve.com.

Please note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that that any allocation request that you submit is in good order. The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or administrative office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions), before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our mailing address after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

    You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and sub-accounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states, the reallocation date stated in your Policy is as long as we estimate your period to last. Please contact your agent for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, then on the reallocation date we will reallocate the cash value either to the fixed account, the WRL Transamerica Money Market VP subaccount, or the WRL Transamerica JPMorgan Core Bond VP subaccount (depending on which accounts you selected on your application).

For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the  monthly deductions when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, as long as on any Monthiversary you have paid total premiums minus any net surrender value that equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, underwriting class of the joint insureds, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Period Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary the total amount of the premiums you paid minus any net surrender value equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.  Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

We may require premium payments to be at least $100 ($1,000 if by wire). We may return premiums less than $100. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will deduct certain charges from your premium payments.  We will accept premium payments by wire transfer.

If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a portion of or your entire initial premium from one or more contracts insuring the same joint insureds that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our administrative office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing address.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

·
Your Policy may be limited to a cumulative transfer out of the fixed account each Policy year of the greater of up to 25% of the amount in the fixed account, or the amount transferred out the previous Policy year.  Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

·
For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value following the transfer, excluding amounts in the loan reserve account, would exceed $250,000. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

·
You currently may request transfers in writing to our mailing address (in a form we accept), by fax, or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

·	There is no minimum amount that must be transferred.
·	There is no minimum amount that must remain in a subaccount after a transfer.
·
Except as listed below, we deduct a $25 charge (for Policies applied for on or after May 1, 2009) or a $10 charge (for Policies issued before January 1, 2009) from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

·	We consider all transfers made in any one day to be a single transfer.
·
Transfers resulting from loans or the exercise of conversion rights, or from the reallocation of cash value immediately after the record date, are currently not treated as transfers for the purpose of assessing the transfer charge.

·	Transfers via the Internet are not treated as transfers for the purpose of assessing the transfer charge.
·	Transfers between the ProFunds and/or Access Trust subaccounts do not count as transfers for the purpose of assessing the transfer charge.
·	Transfers under dollar cost averaging and asset rebalancing currently do not count as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received in good order – in writing at our mailing address or by fax or by telephone at our administrative office - before the NYSE closes (usually 4:00 p.m. Eastern time) - using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds and/ or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
                     (a)       impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

           (3)           increased brokerage and administrative expenses.

           These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading.  As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

           Detection.    We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

           Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by Standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. Please note:  If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

           Under our current policies and procedures, we do not:

·	impose redemption fees on transfers;
·
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

·	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

           Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time.  The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund’s portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you.  If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Telephone, Fax and Online Privileges.  Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern time, or fax your instructions to our subaccount transfer fax number  1-727-299-1648 (for all other fax requests, please use  1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve.com.  Please note: Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you have selected for your allocation to ensure that your allocation request is in good order.

    Please note the following regarding telephone, Internet or fax transfers:

·	We will employ reasonable procedures to confirm that telephone instructions are genuine.
·
If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

·	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
·
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

·	We may also require written confirmation of your order.
·	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address.
·	We will not be responsible for same-day processing of transfers if faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
·
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you.  This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

·	25% of the amount in the fixed account; or
·	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions) or mailing address (for written correspondence), or electronically through our website.  We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.   For Policies applied for on or after May 1, 2009, unless otherwise required by state law, we may restrict transfers to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account in the exercise of conversion rights.)

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey:  If your Policy was issued before January 1, 2009, in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any money to the fixed account.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.
In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge.  We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from one of the following: the WRL Transamerica Money Market subaccount, the WRL Transamerica JPMorgan Core Bond subaccount, or the fixed account to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:		For Policies issued before January 1, 2009:
	·	You must submit to us in writing to our mailing address or by facsimile to our administrative office, a completed form, in good order, signed by the owner requesting dollar cost averaging;
	·	You may be required to have at least $10,000 in each account from which we will make transfers;
	·	Your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000 ($500 for New Jersey residents); and
	·	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.
For Policies Applied For On or After May 1, 2009:
	·	You must submit to us at our mailing address, or by telephone or facsimile to our administrative office, a completed form, in good order, signed by the owner requesting dollar cost averaging;
	·	You may be required to have at least $5,000 in each account from which we will make transfers;
	·	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100; and
	·	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if:	·	We receive, in good order, at our mailing address, or by telephone or facsimile, you or your registered representative’s or agent of record’s, request to cancel your participation;
	·	The value in the accounts from which we make the transfers is depleted;
	·	You elect to participate in the asset rebalancing program; or
	·	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program, we will stop making dollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner.  We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, at our mailing address (or by facsimile or telephone at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date of that when we receive the form.  We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:		For Policies issued before January 1, 2009
·
You must submit to us, in good order in writing to our mailing address, or by facsimile to our administrative office, a completed asset rebalancing request form, signed by the owner, before the maturity date; and

	·	You may be required to have a minimum cash value of $10,000 or make a $10,000 initial premium payment.
For Policies Applied For On or After May 1, 2009
	·	You must submit to us, in good order in writing to our mailing address, or by facsimile to our administrative office, a completed asset rebalancing request form signed by the owner; and
	·	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	·	you elect to participate in the dollar cost averaging program;
·
we receive, in good order, at our mailing address, or by telephone or facsimile to our administrative office, a request to discontinue participation from you, your registered representative or your agent of record;

·	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
·	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 ½ ..

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers- Disruptive Trading and Market Timing”, are intended to (i) minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or (ii) to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

Please note:  Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

·
varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans);

·	serves as the starting point for calculating values under a Policy;
·	equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan;
·	is determined on the Policy date and on each valuation date; and
·	has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.

Net surrender value on any valuation date equals:	·	the cash value as of such date; minus
	·	any surrender charge as of such date; minus
	·	any outstanding Policy loan amount; plus
	·	any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	·	the initial units purchased at unit value on the record date; plus
	·	units purchased with additional net premium(s); plus
	·	units purchased via transfers from another subaccount or the fixed account; minus
	·	units redeemed to pay for monthly deductions; minus
	·	units redeemed to pay for cash withdrawals (including charges); minus
	·	units redeemed as part of a transfer to another subaccount or the fixed account (including the amount of any requested loans plus interest in advance in the loan reserve account); minus
	·	units redeemed to pay transfer charges.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received:(i) at our mailing address (for written requests and payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions) ; (iii) or electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	·
the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	·	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus

·	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
·	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	·	the sum of net premium(s) allocated to the fixed account; plus
	·	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	·	total interest credited to the fixed account; minus
	·	amounts charged to pay for monthly deductions; minus
	·	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals (including any cash withdrawal charges); minus
	·	amounts transferred from the fixed account (including any transfer charges and any amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

Provided that your Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt, in good order, at our administrative office, of satisfactory proof of the surviving insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need.  We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	·	the death benefit (described below); minus
	·	any monthly deductions due during the grace period (if applicable); minus
	·	any outstanding loan amount; plus
	·	any additional insurance in force provided by rider; plus
	·	any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death.

Your Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion.  The provisions of your Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Under Internal Revenue Code Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets a "guideline premium test."  Your Policy will be issued using the "guideline premium test ("GLPT").  The GLPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain limitation percentage (varying each year by the age of the younger insured) of the cash value.

Death benefit Option A equals the greatest of:	·	the current specified amount; or
	·	a specified percentage called the "limitation percentage," multiplied by the cash value on the surviving insured's date of death; or
	·	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age
of Younger Joint Insured                                                                                        Limitation Percentage

40 and under                                                                                           250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
76 to 90                                                                                       105%
91 to 95                                                           105% minus 1% for each age over age 90
           96  and older                                                                                100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the younger joint insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. (The figure $100,000 is derived by solving for cash value in the following calculation: $250,000 = 250% multiplied by cash value.)  Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy.

Death benefit Option B equals the greatest of:	·	the current specified amount; plus
> the cash value on the surviving insured's date of death; or
	●	the limitation percentage multiplied by
> the cash value on the surviving insured's date of death; or
	●	the amount required for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the younger joint insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value.  (The figure of $166,666 is derived by solving for cash value in the following calculation: $250,000 plus cash value = 250% multiplied by cash value.)  Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, then a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.  If you select Option A, as long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the deal benefit by $2.50.  Under Option B, any time the cash value exceeds $166,666, each dollar taken out of the cash value will reduce the death benefit by $2.50.  Under these circumstances, the death benefit is reduced in an amount greater that the amount of the cash withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.  If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose Option B.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year.

·	You must send your written request, in good order, to our mailing address.
·	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
·	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
·	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount before the change, plus your Policy’s cash value on the effective date of the change.  If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount before the change, minus the cash value on the effective date of the change.  We will notify you of the new specified amount.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences.  You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	·	You must send your written request to our mailing Address, in good order;

	·	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page;
	·	Decreases are only allowed after the third Policy year;
	·	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
·
We may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow decreases above 20% of the then current specified amount); and

	·	A decrease in specified amount will take effect on the Monthiversary on or after we receive your written request, in good order at our mailing address.

No Increases in Specified Amount

We do not allow increases in the specified amount.  If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under “Settlement Options” in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your written request, in good order, at our mailing address. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request at our mailing address. A surrender is effective as of the date when we receive your written request in good order at our mailing address.  You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Written requests to surrender a Policy that are received at our mailing address before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time).  If we receive a written request at our mailing address after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.  All surrender requests must be submitted in good order to avoid a delay in processing your request.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See "Federal Income Tax Considerations."

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	·
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request to us if it is less than $500,000, then you may fax it to us at 1-727-299-1620.

	·	We may limit the number of Policy withdrawals to one cash withdrawal per Policy year.
·
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to at least $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to at least $500 and to no more than the net surrender value less $500.

	·	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
·
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

	·	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address.
	·	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	·	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	·	A cash withdrawal may have tax consequences.

Please note:  All cash withdrawal requests must be submitted in good order to avoid delays in processing your request.  A cash withdrawal will reduce the cash value by the amount of the cash withdrawal and, in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.  You may have to pay higher minimum monthly guarantee premiums and premium expense charges.  Please refer to the section above entitled “Effect of Cash Withdrawals on the Death Benefit” for an explanation of the effect of cash withdrawals on the death benefit.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it with a written request to cancel the Policy, to our administrative office or mailing address, to one of our branch offices, or to the registered representative who sold you the Policy.  The "free-look period" expires 10 days after you receive the Policy.  In some states you may have more than 10 days.  If you decide to cancel the Policy during the "free-look period," we will treat the Policy as if it had never been issued.  We will pay the refund within seven days after we receive the written request and the returned Policy at our mailing address. Some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.” The amount of the refund will be:

·	any charges we deduct from your premiums; plus
·	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
·	your cash value in the subaccounts and the fixed account on the date the written request and Policy are received, in good order, at our administrative office.

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premiums – Allocating Premiums – Reallocation Account.”

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we generally require that the following transaction requests include a Medallion signature guarantee:
·	all requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more;
·	any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's account; and
·
any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's Policy;   Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

·	national and state banks;
·	savings banks and savings and loan associations;
·	securities brokers and dealers; and
·	credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s cash value as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	·	we may require you to borrow at least $500; and
	·	the maximum amount you may borrow is an amount which is not greater than 90% of the cash value; less any surrender charge and any outstanding policy loan.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise).  We will transfer that amount to the loan reserve account. If this is not possible, the withdrawal amount will be withdrawn pro-rata from the subaccounts and the fixed account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address (or, in limited circumstances described below, by telephone or fax at our administrative office).
. We may postpone payment of loans under certain conditions.

You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern Time. If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.  (Note:  All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax your loan request to us at 1-727-299-1620. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the outstanding loan, amount (including any accrued loan interest), we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

For Policies Applied For On or After May 1, 2009:

We currently charge you an annual interest rate on a Policy loan that is equal to 2.75% in arrears, and we guarantee that this rate will not exceed 3.0%.  After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

For Policies Issued before January 1, 2009:

We currently charge you an annual interest rate on a Policy loan that is equal to 5.2% in advance (approximately equal to an effective annual rate of 5.49%).  We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

Loan Reserve Account Interest Rate Credited

For Policies Applied For On or After May 1, 2009

We will credit the amount in the loan reserve account with a fixed interest rate of 2.0%.

For Policies Issued Before January 1, 2009

We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%.  We may credit a higher rate, but we are not obligated to do so.

·	We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
·
After the 10th Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan.  The remaining portion, equal to the cost basis, is currently credited 4.75%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of monthly deductions.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If you Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no-lapse date has passed.  Such payments may include uncollected monthly deductions, monthly deductions in advance, an amount sufficient to increase the cash value above the surrender charge or any premiums already paid net of any withdrawals, outstanding loans and accrued interest. Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period.  As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse period guarantee will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period guarantee is still in effect.  If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient monthly guarantee premiums at any time before the no lapse date.

No lapse period	This period is selected by you on the Policy application and may be either:
	·	Option 1 – the latter of target premium age 65 or five Policy years; or
	·	Option 2 – the latter of target premium age 75 or ten Policy years.

The target premium age equals:
	·	the average of the joint insureds’ issue ages, rounded down, but no more than
> the younger joint insured’s age, plus
> ten years.
The target premium attained age is:
> target premium age, plus
> the number of completed Policy years.

No lapse date	This date is either:
	·	the latter of target premium attained age 65 or five Policy years; or
	·	the latter of target premium attained age 75 or ten Policy years, but not to exceed target premium age 85.
You select the no lapse date on the Policy application.

Keeping the no lapse period guarantee in effect	·	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
·
You must pay total premiums (minus withdrawals and outstanding loan amounts, plus any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary) that equal at least:

> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Your minimum monthly guarantee amount will vary depending on whether you have chosen Option 1 or 2 (above).  Whichever Option you choose, the no lapse period will never exceed target premium attained age 85.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, if, during the no lapse period, you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, terminate, increase or decrease a rider, then we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period.  See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and before the maturity date). To reinstate the Policy we require receipt in good order at our mailing address of:

1. a written notice requesting reinstatement; and
2. evidence of insurability satisfactory to us; and
3. a net premium sufficient to reinstate the Policy.

If reinstated after the No Lapse Date, the required premium will be an amount sufficient to provide a net premium, as follows:

a. Any uncollected monthly deductions due up to the time of termination; plus
b. Two (2) monthly deductions due in advance at the time of reinstatement; plus
c. An amount sufficient to increase the cash value above the surrender charges in effect at the time of reinstatement.

If reinstated before the No Lapse Date, the required premium will be the lesser of the premium described above or the following:

a. The total minimum monthly guarantee premium due from Policy issue through the month of lapse; plus
b. Two (2) months of minimum monthly guarantee premium; minus
c. Any premiums already paid net of any cash withdrawals, outstanding loans and accrued loan interest.

The effective date of a reinstatement will be the date we approve the application for reinstatement. On the first Monthiversary following reinstatement, any previously uncollected monthly deductions due up to the time of the Policy’s termination date will be taken.

If all the conditions for Reinstatement are satisfied, then the Policy will be placed in force again on the following basis:

1. Any unloaned cash value on the date of lapse will be reinstated.
2. The surrender charge applicable at reinstatement will be equal to what it was at lapse, and the surrender charge period will be extended by the length of time between lapse and reinstatement.
3. The cost of insurance rates will be based on the age at reinstatement.
4. Any policy loan as of the date of termination will not be reinstated.  The cash value in the loan reserve account will be zero.
5. Amounts paid at the time of reinstatement will be applied as new premiums in accordance with the policyowner’s most recent premium allocation instructions.
6. The end of the no lapse period will be extended by the length of time between lapse and reinstatement.
7. Riders may be reinstated subject to underwriting.

We may decline a request for reinstatement.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements.  It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date.  Such a deemed distribution may be taxable.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.  However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in accumulation value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

·
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

·
Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

·
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

    Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans or 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain other policies in order to receive death benefits tax-free and added additional reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, a policy split may not be treated as a nontaxable exchange under Section 1035 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

For Policies Issued Before January 1, 2009: Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

For Policies Applied For On or After May 1, 2009: Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

    Death Benefit Extension Rider.  Under the Death Benefit Extension Rider, you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time).  The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. A tax advisor should be consulted about these consequences.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.

Note: In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

    Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the surviving insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100 (for Policies applied for on or after May 1, 2009) or $20 (for Policies issued before January 1, 2009), we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the surviving insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:
·	the amount of the surrender on the surrender date or death benefit proceeds on the surviving insured's date of death;
·
the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0% (for Policies applied for on or after May 1, 2009) or 3.0% (for Policies issued before January 1, 2009);

·	the mortality tables we use, which are based the issue and/or application date of your Policy; and
·	the specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	·	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	·	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's election, we will make equal monthly installments:
	·	only for the life of the payee, at the end of which payments will end (note: this may result in only one payment as a result of the death of the payee); or
	·	for the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	·	for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)		Upon direction of the owner, we will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
		Payments to the co-payee, if living, upon the payee's death will equal either:
> the full amount paid to the payee before the payee's death; or
> two-thirds of the amount paid to the payee before the payee's death.
		All payments will cease upon the death of the co-payee. Please note: the payment is reduced to two-thirds regardless of the order of death of the payee or co-payee.

Retained Asset Accounts

When a death benefit is paid in a lump sum and is $15,000 or greater, your beneficiary may elect to have the death benefit deposited into an interest-bearing account, called the Assurance Plus Account. We will send the beneficiary a "checkbook," and the beneficiary will have access to the account simply by writing a "draft" for all or part of the amount of the death benefit.  We use a bank, The Northern Trust Company, to process your “drafts.”

Upon receipt of the "draft" by the bank, the bank will draw down the amount you requested from our general account. We do not guarantee to credit a minimum interest rate on amounts left in the Assurance Plus Account.  Any interest paid on amounts in the Assurance Plus Account is currently taxable.

The Assurance Plus Account is part of our general account.  It is not a bank account, and it is not insured by the FDIC or any other government agency.  As part of our general account, it is subject to the claims of our creditors.  We may make a profit on all amounts left in the Assurance Plus Account.  The Assurance Plus Account is not available in all states.

Benefits at Maturity

If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If your Policy was issued before May 1, 2000, and you send a written request to our mailing address, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension to our mailing address, in good order, between 90 and 180 days prior to the maturity date.  We must agree to the extension.

If your Policy was issued on or after May 1, 2000, and you send a written request to our mailing address, we will extend the maturity date if your Policy is still in force on the maturity date.  Any riders in force on the scheduled maturity date will terminate on that date and will not be extended.  Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our mailing address, in good order, between 90 and 180 days prior to the maturity date and elect one of the following:

1.
If you had previously selected death benefit Option B, we will change the death benefit to Option A.  On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.
We will extend the maturity date until the next Policy anniversary.  You must submit a written request to our mailing address, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year.  All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time.  However, if you choose 1 above, then you may not change your election to 2 above.  Please note:  Item 2 above may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

The tax consequences of extending the maturity date beyond the younger joint insured’s 100th birthday are uncertain, and may include either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing address. However, we can postpone such payments if:

·	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
·	the SEC permits, by an order, the postponement for the protection of policyowners; or
·	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”).  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:
·	the maturity date;	·	the end of the grace period; or
·	the date the surviving insured dies;	·	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account.  For purposes of the riders, the specified amount is the level term insurance amount we pay at death.  These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states.  Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Joint Insured Term Rider

This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider’s face amount when we receive proof at our administrative office that both joint insureds died while the rider was in force. The maximum face amount of this rider is equal to ten times the Base Policy coverage. The cost of insurance rates for this rider generally increase each year.

For Policies applied for on or after May 1, 2009, the rider cost of insurance rates are based on 2001 CSO Table information and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.  We assess a monthly per unit charge of $0.02 per thousand of the initial rider face amount for 10 years, and will not assess this charge for longer than 20 years.

For Policies issued before January 1, 2009, the cost of insurance rates are based on 1980 CSO Table information and are determined using the Frasier Method, taking into account each joint insured's attained age, gender, and underwriting class.  We assess a Monthly Death Benefit Guarantee Charge of $0.02 per thousand of initial rider face amount until the no lapse ending date.

This rider terminates on the anniversary nearest the younger joint insured’s 95th birthday, the date the Policy terminates, or the Monthiversary on which this rider is terminated by written notice to us at our mailing address.

Individual Insured Rider

This rider provides additional life insurance on the life of either joint insured. We will pay the rider’s face amount when we receive proof, in good order, of the insured’s death at our mailing address. The maximum face amount of this rider is equal to ten times the Base Policy coverage. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured’s life (without evidence of insurability).

Conditions to convert the rider	·	your request must be in writing and sent to our administrative office in good order;
	·	the rider has not reached the anniversary nearest to the insured’s 70th birthday;
	·	the new policy is any permanent insurance policy that we currently offer for conversion;
·
subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new policy will equal the specified amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and we will base your premium on the insured’s underwriting class under the rider.

Termination of the rider		The rider will terminate on the earliest of:
	·	the maturity date of the Policy;
	·	the Policy anniversary nearest to the insured’s 95th birthday;
	·	the date the Policy terminates;
	·	the date of death of the insured;
	·	the date of conversion of this rider; or
	·	the Monthiversary on which the rider is terminated on written request by the owner.

Wealth Protector Rider (Only available under Policies issued before May 1, 2003) Note:  If your Policy included this rider, the rider has terminated.

This rider provided additional life insurance on the lives of each joint insured, and could only be added at issue of the Policy.  Under the rider, we would pay the rider's specified amount when we received at our mailing address proof that both joint insureds died while the rider was in force.  The rider had no conversion or exchange privilege.  Cost of insurance rates did not increase while the rider was in force.

For Policies applied for on or after May 1, 2009:

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive proof, (in good order at our administrative office) that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the surviving insured's life expectancy.

We will pay a "single-sum benefit" equal to:

·	the death benefit on the date we pay the single-sum benefit; multiplied by
·	the percentage of the death benefit you elect to receive (“election percentage”); divided by
·	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
·	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

·	The death benefit available under the Policy once we receive satisfactory proof that the surviving insured is ill; plus
·	the benefit available under any Joint Insured Term Rider in force.

A single-sum benefit may not be greater than $500,000.

    The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

The rider terminates at the earliest of:

·	the date the Policy terminates;
·	the date a settlement option takes effect;
·	the date we pay a single-sum benefit; or
·	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single-sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.  The terms of this rider may vary depending on a state's insurance law requirements.

For example, suppose before the owner elects the single sum-benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single-sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single-sum benefit equals $183,679.25, which is ($400,000 x 0.50/ 1.06) - ($10,000 x 0.50).  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Terminal Illness Accelerated Death Benefit Rider (Available under Policies issued before January 1, 2009)

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing address that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

·	the death benefit on the date we pay the single-sum benefit; multiplied by
·	the percentage of the death benefit you elect to receive (“election percentage”); divided by
·
1 + i (“i” equals the interest rate determined under the Code section 846(c)(2) (also known as the Applicable Federal Interest Rate) or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus

·	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

·	the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; plus
·	the benefit available under any Joint Insured Term Rider or Wealth Protector Rider in force.
·	A single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured’s terminal condition results from self-inflicted injuries, which occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

·	the date the Policy terminates;
·	the date a settlement option takes effect;
·	the date we pay a single-sum benefit; or
·	the date you terminate the rider.

    We do not assess an administrative charge for this rider; however, we do reduce the single-sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single-sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  The Applicable Federal Interest Rate for 2010 is 3.81% and the Policy loan interest rate is 5.2% in advance, or 5.49 in arrears.  Because the greater of these is 5.49%, that is the interest rate that will be used to discount the single-sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single-sum benefit equals $184,600, which is [$400,000 x 0.50 / 1.0549) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of requesting payment under the rider are uncertain; you should consult a tax advisor before doing so.

Additional Information

Sending Forms and Written Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  Our affiliate, TCI, serves as principal underwriter for the Policies. We entered into a principal underwriting and distribution agreement with TCI for distribution and sale of Policies effective May 1, 2007.  We pay commissions to TCI, which are passed onto selling firms (see below) and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including TFA, may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2009 was, on average, 32% of all premiums made during the first Policy year, plus 3.5% of all premiums made during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000. Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Western Reserve, TFA, WGS and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as “revenue sharing” arrangements, are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

    Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.  Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s or WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s and WGS’s sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s and WGS’s sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.
Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $37.50 to $4,623.33 in 2009 in relation to their sales of the Western Reserve’s insurance products.

During 2009, we had entered into “preferred product” arrangements with TFA, WGS, First Founder Securities, Inc., First Global, Harbour Investments, Inc. and Workman Securities Corporation.  We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2009

First Founders Securities, Inc.	$ 201.56
First Global	$4,623.33
Harbour Investments, Inc.	$2,231.44
Workman Securities Corporation	$ 37.50

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits.  In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Table of Contents of the Statement of Additional Information

The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Underwriters
Underwriting Standards
IMSA
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings
Financial Statements
WRL Series Life Account
Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers) and 1-727-299-1620 (for all other fax requests).  Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic, and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments), and Claims forms. Our hours are Monday- Friday from 8:30 a.m. - 7:00 p.m. Eastern Time. Please do not send any checks or non-claims related correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

Base Policy	The WRL Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value
The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the surviving insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions.  We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account
An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.   The fixed account is part of our general account.  The fixed account is not available to you if your Policy was issued before January 1, 2009, in the State of New Jersey.

Frasier Method
An actuarial method for pricing a joint survivorship (also referred to as a "second-to-die") life product.  Both insureds are treated as one unit and there are no changes in premium or cash values at the death of the first joint insured to die.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds
Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

good order
An instruction that is received by the Company that is sufficiently complete and clear along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request; a loan request; a request to surrender your Policy; a fund transfer request; or a death benefit claim must be in good order.

in force	While coverage under the Policy is active and either insureds’ life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured's age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by the Policy.

lapse
When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deductions, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.
loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, and all correspondence and notices must be sent to this address.

maturity date
The Policy anniversary nearest the younger joint insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

maximum fixed account value
For Policies applied for on or after May 1, 2009: The maximum amount that may be allocated to the fixed account at any time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan reserve requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium
The amount shown on your Policy schedule page (unless changed when you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, terminate or increase a rider. You may need to pay additional premiums in order to keep the no lapse guarantee in effect.  We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge or monthly per unit charge(depending on when you applied for your Policy), plus the monthly charge for any riders added to your Policy.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge as of such date, minus any outstanding loan amount, plus any interest you paid in advance on the loan(s) for the period between the date of surrender and the next Policy anniversary.

no lapse date
Either (1) the latter of target premium age 65 or five Policy years, or (2) the latter of target premium age 75 or ten Policy years, but not to exceed target premium age 85.  You select the no lapse date on the Policy application.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.
Policy date
The date when our underwriting process is complete for both joint insureds, the full life insurance coverage goes into effect, the initial premium has been received, and we begin to make the monthly deductions from your net premium.  If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued.  We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application.  We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right.  In those states the reallocation date stated in your Policy is as long as we estimate your free-look period to last.  In all other states, the reallocation date is the later of the policy date or the record date.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount
The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected shown on the Policy’s schedule page unless you decrease the Policy’s specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, then we will deduct a surrender charge from your cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium age	The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years.

termination	When neither of the joint insured’s lives is insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, Company (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)
The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds is/are living.  If two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.

FOR POLICIES APPLIED FOR ON OR AFTER MAY 1, 2009
(Based On the 2001 C.S.O. Tables)

Appendix A - Illustrations(for Policies Applied for On Or After May 1,2009)

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page __ on a Policy for insureds who are a 55 year old male and a 50 year old female, both in the Select Non-Tobacco rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $12,020, a $1,000,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page__ is based on the same factors as those on page__, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration reflects the current charges for a Policy, and the guaranteed illustration reflects guaranteed charges for a Policy.  These charges are,

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge currently is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years.  We may reduce this charge to 0.30% (annually) in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.43% of the portfolios’ gross average daily net assets.  The 1.43% gross average portfolio expense level assumes an equal allocation of amounts among the 68 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level;

the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter; higher charges apply to residents of Puerto Rico);
(3)	) and cash value charges using the current monthly Policy charge and Per Unit Cost; and
(4)	the surrender charge per $1,000 of the initial specified amount applied to surrenders during the first 15 Policy years.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insureds’ ages, genders, risk classifications and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                $1,000,000 Option Type A
Annual Premium                                $10,960

Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	8,985	9,568	9,957
2	1,000,000	1,000,000	1,000,000	17,734	19,459	20,649
3	1,000,000	1,000,000	1,000,000	26,244	29,678	32,125
4	1,000,000	1,000,000	1,000,000	34,514	40,228	44,436
5	1,000,000	1,000,000	1,000,000	42,537	51,110	57,637
6	1,000,000	1,000,000	1,000,000	50,307	62,325	71,783
7	1,000,000	1,000,000	1,000,000	57,811	73,866	86,929
8	1,000,000	1,000,000	1,000,000	65,035	85,726	103,133
9	1,000,000	1,000,000	1,000,000	71,961	97,892	120,453
10	1,000,000	1,000,000	1,000,000	78,570	110,353	138,955
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	112,403	183,943	260,076
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	136,415	269,909	438,969
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	136,183	357,468	696,264
30 (Younger's Age 80)	1,000,000	1,000,000	1,141,005	87,058	432,586	1,086,671
35 (Younger's Age 85)	*	1,000,000	1,750,477	*	470,741	1,667,121
40 (Younger's Age 90)	*	1,000,000	2,627,411	*	424,438	2,502,296
45 (Younger's Age 95)	*	1,000,000	3,769,457	*	177,393	3,732,135
50 (Younger's Age 100)	*	*	5,620,124	*	*	5,620,124

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	-	-	-	10	72,670	104,453	133,055
2	6,524	8,249	9,439	15 (Younger's Age 65)	112,403	183,943	260,076
3	15,270	18,704	21,151	20 (Younger's Age 70)	136,415	269,909	438,969
4	23,776	29,490	33,698	25 (Younger's Age 75)	136,183	357,468	696,264
5	32,035	40,608	47,135	30 (Younger's Age 80)	87,058	432,586	1,086,671
6	40,277	52,295	61,753	35 (Younger's Age 85)	*	470,741	1,667,121
7	48,371	64,426	77,489	40 (Younger's Age 90)	*	424,438	2,502,296
8	56,775	77,466	94,873	45 (Younger's Age 95)	*	177,393	3,732,135
9	64,881	90,812	113,373	50 (Younger's Age 100)	*	*	5,620,124
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                $1,000,000 Option Type A
Annual Premium                                $10,960
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	8,985	9,568	9,957
2	1,000,000	1,000,000	1,000,000	17,696	19,420	20,609
3	1,000,000	1,000,000	1,000,000	26,157	29,586	32,029
4	1,000,000	1,000,000	1,000,000	34,362	40,063	44,263
5	1,000,000	1,000,000	1,000,000	42,302	50,851	57,361
6	1,000,000	1,000,000	1,000,000	49,967	61,943	71,371
7	1,000,000	1,000,000	1,000,000	57,337	73,326	86,339
8	1,000,000	1,000,000	1,000,000	64,391	84,982	102,312
9	1,000,000	1,000,000	1,000,000	71,102	96,888	119,336
10	1,000,000	1,000,000	1,000,000	77,444	109,024	137,465
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	104,245	174,241	249,165
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	114,216	238,862	399,196
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	96,024	293,960	606,096
30 (Younger's Age 80)	1,000,000	1,000,000	1,000,000	7,642	304,361	901,827
35 (Younger's Age 85)	*	1,000,000	1,418,827	*	198,010	1,351,264
40 (Younger's Age 90)	*	*	2,070,882	*	*	1,972,268
45 (Younger's Age 95)	*	*	2,887,522	*	*	2,858,933
50 (Younger's Age 100)	*	*	4,203,106	*	*	4,203,106

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	-	-	-	10	71,544	103,124	131,565
2	6,486	8,210	9,399	15 (Younger's Age 65)	104,245	174,241	249,165
3	15,183	18,612	21,055	20 (Younger's Age 70)	114,216	238,862	399,196
4	23,624	29,325	33,525	25 (Younger's Age 75)	96,024	293,960	606,096
5	31,800	40,349	46,859	30 (Younger's Age 80)	7,642	304,361	901,827
6	39,937	51,913	61,341	35 (Younger's Age 85)	*	198,010	1,351,264
7	47,897	63,886	76,899	40 (Younger's Age 90)	*	*	1,972,268
8	56,131	76,722	94,052	45 (Younger's Age 95)	*	*	2,858,933
9	64,022	89,808	112,256	50 (Younger's Age 100)	*	*	4,203,106
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES ISSUED BEFORE
JANUARY 1, 2009
(Based On the 1980 C.S.O. Tables)

Appendix A – Illustrations (for Policies Issued Before January 1, 2009)

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 87 on a Policy for insureds who are a 55 year old male and a 50 year old female, both in the Select Non-Tobacco rate class (the “representative insureds”), annual premium paid on the first day of each Policy year of $12,020, a $1,000,000 initial specified amount and death benefit Option A.  The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insureds on page 88 is based on the same factors as those on page 87, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 1980 Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration reflects the current charges for a Policy and the guaranteed illustration reflects guaranteed charges for a Policy.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts.  For Policies issued after July 1, 2001, we may reduce this charge to 0.30% (annually) in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.43% of the portfolios’ gross average daily net assets.  The 1.43% gross average portfolio expense level assumes an equal allocation of amounts among the 68 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 2009 for the portfolios to calculate the gross average annual expense level;

(3)	the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge; and
(4)	the surrender charge applied to surrenders during the first 15 Policy years.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – Inquiries.)

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                $1,000,000 Option Type A
Annual Premium                                $10,960
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	9,497	10,097	10,497
2	1,000,000	1,000,000	1,000,000	18,700	20,489	21,721
3	1,000,000	1,000,000	1,000,000	27,598	31,169	33,712
4	1,000,000	1,000,000	1,000,000	36,178	42,128	46,508
5	1,000,000	1,000,000	1,000,000	44,424	53,353	60,149
6	1,000,000	1,000,000	1,000,000	52,317	64,827	74,671
7	1,000,000	1,000,000	1,000,000	59,855	76,551	90,137
8	1,000,000	1,000,000	1,000,000	67,017	88,506	106,594
9	1,000,000	1,000,000	1,000,000	73,782	100,674	124,093
10	1,000,000	1,000,000	1,000,000	80,122	113,029	142,685
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	109,405	182,140	260,089
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	136,343	270,136	441,090
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	152,400	372,501	709,812
30 (Younger's Age 80)	1,000,000	1,000,000	1,171,535	144,974	484,937	1,115,747
35 (Younger's Age 85)	1,000,000	1,000,000	1,805,850	99,148	608,714	1,719,857
40 (Younger's Age 90)	*	1,000,000	2,736,256	*	751,632	2,605,958
45 (Younger's Age 95)	*	1,000,000	3,957,763	*	942,059	3,918,577
50 (Younger's Age 100)	*	1,219,170	5,897,879	*	1,219,170	5,897,879

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,593	2,193	2,592	10	66,916	99,824	129,480
2	9,177	10,966	12,199	15 (Younger's Age 65)	109,405	182,140	260,089
3	17,615	21,186	23,729	20 (Younger's Age 70)	136,343	270,136	441,090
4	25,734	31,685	36,065	25 (Younger's Age 75)	152,400	372,501	709,812
5	33,520	42,449	49,245	30 (Younger's Age 80)	144,974	484,937	1,115,747
6	40,953	53,463	63,308	35 (Younger's Age 85)	99,148	608,714	1,719,857
7	48,031	64,726	78,313	40 (Younger's Age 90)	*	751,632	2,605,958
8	54,733	76,222	94,310	45 (Younger's Age 95)	*	942,059	3,918,577
9	61,037	87,929	111,348	50 (Younger's Age 100)	*	1,219,170	5,897,879
* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM WEALTH PROTECTOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
Male Issue Age 55 Select Non-Tobacco Class; Female Issue Age 50 Select Non-Tobacco Class
Specified Amount                                $1,000,000 Option Type A
Annual Premium                                $10,960
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,000,000	1,000,000	1,000,000	9,497	10,097	10,497
2	1,000,000	1,000,000	1,000,000	18,635	20,421	21,653
3	1,000,000	1,000,000	1,000,000	27,469	31,032	33,570
4	1,000,000	1,000,000	1,000,000	35,987	41,918	46,286
5	1,000,000	1,000,000	1,000,000	44,172	53,068	59,840
6	1,000,000	1,000,000	1,000,000	52,006	64,464	74,270
7	1,000,000	1,000,000	1,000,000	59,465	76,086	89,615
8	1,000,000	1,000,000	1,000,000	66,522	87,908	105,914
9	1,000,000	1,000,000	1,000,000	73,149	99,901	123,206
10	1,000,000	1,000,000	1,000,000	79,307	112,029	141,531
15 (Younger's Age 65)	1,000,000	1,000,000	1,000,000	103,643	175,664	253,101
20 (Younger's Age 70)	1,000,000	1,000,000	1,000,000	103,406	230,969	397,124
25 (Younger's Age 75)	1,000,000	1,000,000	1,000,000	50,670	251,082	578,764
30 (Younger's Age 80)	*	1,000,000	1,000,000	*	170,534	825,179
35 (Younger's Age 85)	*	*	1,285,288	*	*	1,224,084
40 (Younger's Age 90)	*	*	1,863,303	*	*	1,774,574
45 (Younger's Age 95)	*	*	2,581,784	*	*	2,556,221
50 (Younger's Age 100)	*	*	3,765,187	*	*	3,765,187

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)	End of Policy Year	0% (Gross) -1.43% (Net)	6% (Gross) 4.57% (Net)	10% (Gross) 8.57% (Net)
1	1,593	2,193	2,592	10	66,101	98,824	128,326
2	9,112	10,899	12,130	15 (Younger's Age 65)	103,643	175,664	253,101
3	17,486	21,049	23,587	20 (Younger's Age 70)	103,406	230,969	397,124
4	25,543	31,475	35,843	25 (Younger's Age 75)	50,670	251,082	578,764
5	33,269	42,165	48,937	30 (Younger's Age 80)	*	170,534	825,179
6	40,642	53,100	62,906	35 (Younger's Age 85)	*	*	1,224,084
7	47,641	64,262	77,791	40 (Younger's Age 90)	*	*	1,774,574
8	54,238	75,623	93,629	45 (Younger's Age 95)	*	*	2,556,221
9	60,404	87,156	110,462	50 (Younger's Age 100)	*	*	3,765,187
* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value.  These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.  The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Western Reserve Life
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-851-9777
Facsimile:  1-727-299-1620 (1-727-299-1648 for subaccount transfers)
(Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

SEC File No. 33-69238/811-4420

WRL00053-5/2010